Exhibit 10.1.3

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

EMERALD EXPOSITIONS HOLDING, INC.

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 14, 2016 and is entered into by and among Emerald Expositions Holding, Inc., a Delaware corporation (the “Borrower”), Expo Event Midco, Inc., a Delaware corporation (“Holdings”), the Subsidiary Guarantors party hereto, Bank of America, N.A., as Administrative Agent under the Credit Agreement described below (in such capacity, the “Administrative Agent”), the Incremental Term Lenders party hereto (the “Third Amendment Incremental Term Lenders”) and the Revolving Commitment Increase Lender party hereto (the “Third Amendment Revolving Commitment Increase Lender”), and is entered into in connection with that certain Credit Agreement, dated as of June 17, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the First Amendment to Credit Agreement, dated as of January 15, 2014 and the Second Amendment to Credit Agreement, dated as of July 21, 2014, as so amended, the “Credit Agreement”), by and among the Borrower, Holdings, the Subsidiary Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and the other entities from time to time party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower has requested that, pursuant to Section 2.24 of the Credit Agreement, (i) the Third Amendment Incremental Term Lenders provide to the Borrower commitments in respect of Incremental Term Loans in an aggregate principal amount not to exceed $200.0 million (the “Third Amendment Incremental Term Commitments”) and, on the Third Amendment Funding Date, fund to the Borrower the Incremental Term Loans thereunder (the “Third Amendment Incremental Term Loans”), (ii) the Third Amendment Revolving Commitment Increase Lender provide to the Borrower an increase in the aggregate principal amount of the Revolving Commitments of $10.0 million (the “Third Amendment Revolving Commitment Increase”) and (iii) the Credit Agreement be amended to reflect the foregoing, including by increasing the aggregate amount of the Term Loans under the Credit Agreement to reflect such Third Amendment Incremental Term Loans and increasing the size of the Revolving Commitments under the Credit Agreement to reflect such Third Amendment Revolving Commitment Increase;

WHEREAS, the Borrower will use the proceeds of the Third Amendment Incremental Term Loans, together with certain other sources of funds, to redeem the $200.0 million in aggregate principal amount of the 9.000% senior notes of the Borrower due 2021 and issued June 17, 2013 (the “Senior Notes”);

WHEREAS, subject to the terms and conditions set forth herein, (i) the Third Amendment Incremental Term Lenders are willing to provide the Third Amendment Incremental Term Commitments and fund the Third Amendment Incremental Terms Loans thereunder and to become party to this Amendment and the Credit Agreement and (ii) the Third Amendment

Revolving Commitment Increase Lender is willing to provide the Third Amendment Revolving Commitment Increase and become party to this Amendment; and

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates) will act as lead arranger, bookrunner and syndication agent (in such capacities, the “Lead Arranger”) for the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

THIRD AMENDMENT INCREMENTAL TERM LOANS; CONSENTS

Section 1.01     Subject to the terms and conditions set forth herein, including without limitation Section 4.01 (and, with respect to clauses (i) and (ii) below, Section 4.02), each Third Amendment Incremental Term Lender hereby (i) commits to provide the Third Amendment Incremental Term Commitment as to such Third Amendment Incremental Term Lender as set forth in Schedule 1.1A attached hereto, (ii) agrees, on the Third Amendment Funding Date, to fund the Third Amendment Incremental Term Loan thereunder to the Borrower in an amount equal to such Third Amendment Incremental Term Commitment (subject to Section 1.02(d)), and (iii) agrees to become a party to this Amendment and the Credit Agreement.

Section 1.02     The Third Amendment Incremental Term Loans shall have the following terms:

(a)     Currency. The Third Amendment Incremental Term Loans shall be denominated in Dollars.

(b)     Applicable Margin. The Applicable Margin with respect to the Third Amendment Incremental Term Loans shall be 3.75% per annum in the case of Eurodollar Loans and 2.75% per annum in the case of ABR Loans.

(c)     Maturity. The Incremental Term Loan Maturity Date that applies to the Third Amendment Incremental Term Loans shall be the date that is the Term Loan Maturity Date that applies to the Term Loans that were funded on the Closing Date.

(d)     Original Issue Discount/Upfront Fee. The Third Amendment Incremental Term Loans made on the Third Amendment Funding Date shall be net funded with an original issue discount of 0.50% of the aggregate principal amount thereof; provided that such discount may, at the election of the Lead Arranger, in consultation with the Borrower, be taken in the form of an upfront fee paid to the Third Amendment Incremental Term Lenders (ratably in accordance with their Third Amendment Incremental Term Commitments) on the Third Amendment Funding Date.

(e)     Repayment. The principal amount of the Third Amendment Incremental Term Loans shall be repaid (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2016, in an amount equal to its

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ratable share of 0.3055% of the aggregate principal amount of all of the Term Loans outstanding on the Third Amendment Funding Date, after giving effect to the incurrence of the Third Amendment Incremental Term Loans, and (ii) on the Incremental Term Loan Maturity Date (which shall be the same date as the Term Loan Maturity Date), in an amount equal to the aggregate principal amount outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(f)     Optional Prepayments. Section 2.10 of the Credit Agreement shall apply to the Third Amendment Incremental Term Loans on the same basis as such provision applies to the Term Loans incurred on the Closing Date and on the First Amendment Effective Date (collectively, the “Existing Term Loans”).

(g)     Mandatory Prepayments. Section 2.11 of the Credit Agreement shall apply to the Third Amendment Incremental Term Loans on the same basis as such provision applies to the Existing Term Loans.

(h)     Pro Rata Treatment and Payments. Section 2.17 of the Credit Agreement shall apply to the Third Amendment Incremental Term Loans on the same basis as such provision applies to the Existing Term Loans.

(i)     Guarantees, Security Documents, Collateral. The Third Amendment Incremental Term Loans shall be entitled to the benefit of the Guarantees, the Security Documents and the Collateral on the same basis as the Existing Term Loans.

(j)     Credit Agreement Governs. Except as expressly set forth in this Amendment, the Third Amendment Incremental Term Loans shall be treated the same as the Existing Term Loans and shall be governed by the terms and conditions of the Credit Agreement and the other Loan Documents.

Section 1.03     Certain Agreements and Consents.

(a)     The parties hereto hereby agree that, for all purposes under the Credit Agreement and the other Loan Documents, (i) the Third Amendment Incremental Term Commitments will constitute Commitments, Term Commitments and Incremental Term Commitments, (ii) the Third Amendment Incremental Term Loans will constitute Loans, Term Loans and Incremental Term Loans, (iii) each Third Amendment Incremental Term Lender will be a Lender, a Term Lender, an Incremental Term Lender and, if applicable, an Additional Lender and (iv) the Third Amendment Incremental Term Loans, the Term Loans funded under the Credit Agreement on the Closing Date and the First Amendment Incremental Term Loans shall collectively constitute one and the same Class of Term Loans.

(b)     The parties hereto hereby agree that, notwithstanding anything in the Credit Agreement to the contrary,

(i)     the initial Interest Period with respect to Third Amendment Incremental Term Loans shall commence on the Third Amendment Funding Date and end on the date(s) necessary (as determined by the Administrative Agent) to ensure that all such

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Third Amendment Incremental Term Loans are included in the same Class as the Existing Term Loans; and

(ii)      the Administrative Agent is hereby authorized to take all actions as it may deem to be reasonably necessary to ensure that all Third Amendment Incremental Term Loans are included in the same Class as the Existing Term Loans and the Administrative Agent shall be authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

(c)     Each of the Borrower and the other Loan Parties hereby consents to the provisions of this Article I, including without limitation Section 1.02(d).

(d)     [Reserved.]

(e)     For the purposes of Section 11.6 of the Credit Agreement, the Borrower hereby consents to the assignment by each Third Amendment Incremental Term Lender of its Third Amendment Incremental Term Loans to each assignee that has been disclosed in writing (including email) by such Third Amendment Incremental Term Lender to, and agreed to in writing (including email) by, the Borrower on or prior to the Third Amendment Effective Date.

(f)     This Amendment shall serve as the notice specified in Section 2.24(a) of the Credit Agreement with respect to the Revolving Commitment Increase, Third Amendment Incremental Term Commitments and the Third Amendment Incremental Term Loans to be funded thereunder.

ARTICLE II.

THIRD AMENDMENT REVOLVING COMMITMENT INCREASE

Section 2.01     Subject to the terms and conditions set forth herein, including without limitation Section 4.01 (and, with respect to clause (i) below, Section 4.02), effective as of the Third Amendment Effective Date, the Third Amendment Revolving Commitment Increase Lender hereby (i) commits to provide the Revolving Commitment Increase set forth in Schedule 1.1A attached hereto and (ii) agrees to become a party to this Amendment. The Revolving Commitments will be automatically increased by the amount of the Third Amendment Revolving Commitment Increase in accordance with the Credit Agreement, as amended by this Amendment.

Section 2.02     The parties hereto hereby agree that, for all purposes under the Credit Agreement and the other Loan Documents, (i) the Third Amendment Revolving Commitment Increase Lender will be a Lender and a Revolving Lender and (ii) the Third Amendment Revolving Commitment Increase will constitute Commitments and Revolving Commitments and shall have identical terms to the Revolving Commitments outstanding under the Credit Agreement immediately prior to Third Amendment Effective Date (but giving effect to any amendments effected hereby).

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ARTICLE III.

AMENDMENTS TO CREDIT AGREEMENT

Section 3.01     Amendment to Schedule 1.1A. Schedule 1.1A of the Credit Agreement is hereby amended by deleting such schedule in its entirety and replacing it with Schedule 1.1A attached hereto.

Section 3.02     Amendments to Section 1.1: Definitions.

(a)     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Third Amendment”: the Third Amendment to Credit Agreement, dated as of October 14, 2016, by and among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Incremental Term Lenders party thereto, the Revolving Commitment Increase Lender party thereto and the Administrative Agent.

“Third Amendment Effective Date”: the date of satisfaction of all of the conditions set forth in Section 4.01 of the Third Amendment.

“Third Amendment Funding Date”: the date of satisfaction of all of the conditions set forth in Section 4.02 of the Third Amendment.

(b)     Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions set forth below in their entirety and replacing them with the following:

“Repricing Transaction”: means, other than in the context of a transaction involving a Qualified Public Offering, Change of Control or the financing of any Significant Acquisition, (i) the repayment, prepayment, refinancing, substitution or replacement of all or a portion of the Term Facility with the incurrence of any Indebtedness (“Repricing Indebtedness”) having an effective interest cost or weighted average yield (taking into account interest rate margin and benchmark floors, recurring fees and all upfront or similar fees or original issue discount (amortized over the shorter of (A) the weighted average life to maturity of such term loans and (B) four years), but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared ratably with all lenders or holders of such term loans in their capacities as lenders or holders of such term loans) that is less than the effective interest cost or weighted average yield of the Term Facility and (ii) any amendment, waiver, consent or modification to this Agreement relating to the interest rate for, or weighted average yield (to be determined on the same basis as that described in clause (i) above) of, the Term Facility directed at, or the result of which would be, the lowering of the effective interest cost or weighted average yield applicable to the Term Facility.

“Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment (as of the Third Amendment Effective Date)” opposite

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such Lender’s name on Schedule 1.1A or in the Assignment and Assumption, Refinancing Amendment or Incremental Amendment pursuant to which such Lender became a party hereto, as applicable, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Total Revolving Commitments as of the Third Amendment Effective Date is $100,000,000.

“Term Commitment”: as to any Lender, (i) the obligation of such Lender, if any, to make a Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading “Term Commitments (as of the Closing Date)” opposite such Lender’s name on Schedule 1.1A, (ii) the Incremental Term Commitments, if any, issued after the Closing Date pursuant to Section 2.24, including the obligation of such Lender, if any, to make an Incremental Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading “Incremental Term Commitments (as of the Third Amendment Effective Date)” opposite such Lender’s name on Schedule 1.1A, or (iii) Other Term Commitments, if any, issued after the Closing Date pursuant to a Refinancing Amendment entered into pursuant to Section 2.25. The original aggregate amount of the Term Commitments as of the Closing Date is $430,000,000. The original aggregate amount of Incremental Term Commitments as of the First Amendment Effective Date is $200,000,000. The original aggregate amount of Incremental Term Commitments as of the Third Amendment Effective Date is $200,000,000.

Section 3.03     Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by adding at the end thereof the following:

The Incremental Term Commitments with respect to the Incremental Term Loans to be made on the Third Amendment Effective Date shall automatically terminate at 5:00 P.M., New York City time, on the earlier to occur of (i) 30 days following the Third Amendment Effective Date and (ii) the Third Amendment Funding Date.

Section 3.04     Amendment to Section 2.3. Effective as of the Third Amendment Funding Date, Section 2.3(a) of the Credit Agreement is hereby amended by deleting such section and replacing it entirely with the following:

The principal amount of the Term Loans (including Incremental Term Loans incurred on the First Amendment Effective Date and the Third Amendment Funding Date) of each Term Lender shall be repaid (i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2016, in an amount equal to 0.3055% of the aggregate principal amount of the Term Loans outstanding on the Third Amendment Funding Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

The principal amount of the Term Loans incurred on the Closing Date, the First Amendment Effective Date and the Third Amendment Funding Date shall be repaid on the Term Loan Maturity Date, in an amount equal to the aggregate principal amount outstanding on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

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Section 3.05     Amendment to Section 2.10. Section 2.10(b) of the Credit Agreement is hereby amended by deleting such section and replacing it entirely with the following:

Notwithstanding anything herein to the contrary, in the event that, on or prior to the date that is six months after the Third Amendment Funding Date, the Borrower (x) makes any prepayment of Term Loans with the proceeds of any Repricing Transaction described under clause (i) of the definition of Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction under clause (ii) of the definition of Repricing Transaction, the Borrower shall on the date of such prepayment or amendment, as applicable, pay to each Lender (I) in the case of such clause (x), 1.00% of the principal amount of the Term Loans so prepaid and (II) in the case of such clause (y), 1.00% of the aggregate amount of the Term Loans affected by such Repricing Transaction and outstanding on the effective date of such amendment.

Section 3.06     Amendment to Section 6.14. Section 6.14 of the Credit Agreement is hereby amended by adding at the end thereof the following:

The proceeds of the Incremental Term Loans made on the Third Amendment Funding Date shall be used solely to repay and redeem the Senior Notes, and to pay costs and expenses incurred in connection therewith.

ARTICLE IV.

CONDITIONS TO EFFECTIVENESS

Section 4.01     Conditions to the Third Amendment Effective Date. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

(a)     Loan Documents. The Administrative Agent shall have received the following:

(i)     This Amendment, duly executed and delivered by Holdings, the Borrower, each Subsidiary Guarantor, each Third Amendment Incremental Term Lender, the Third Amendment Revolving Commitment Increase Lender and the Administrative Agent.

(ii)     A Note duly executed and delivered by the Borrower in favor of each Third Amendment Incremental Term Lender requesting the same at least two (2) Business Days prior to the Third Amendment Effective Date, if any.

Section 4.02     Conditions to the Third Amendment Funding Date. The commitments and obligations under this Amendment of each Third Amendment Incremental Term Lender and of the Third Amendment Revolving Commitment Increase Lender shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Funding Date”):

(a)     Transactions. The Senior Notes (including all interest accrued thereon and all premiums, fees and other obligations incurred in connection therewith) shall be, substantially

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concurrently with the funding of the Third Amendment Incremental Term Loans hereunder, repaid and redeemed in full in cash in immediately available funds.

(b)     Representations and Warranties. The representations and warranties set forth in Article V hereof shall be true and correct in all respects on and as of the Third Amendment Funding Date with the same effect as though made on and as of such date, except to the extent that such representations expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

(c)     No Default or Event of Default. At the time of and immediately after giving effect to consummation of the transactions contemplated hereby to occur on the Third Amendment Funding Date, no Default or Event of Default shall have occurred and be continuing.

(d)     Notice. The Administrative Agent shall have received a Borrowing Request with respect to the Third Amendment Incremental Term Loans to be funded on the Third Amendment Funding Date, duly executed and delivered by the Borrower, prior to (x) 12:00 noon, New York City time, on the Third Amendment Funding Date, in the case of ABR Loans, and (y) 2:00 p.m., New York time, three Business Days prior to the Third Amendment Funding Date, in the case of Eurodollar Loans; provided that the Administrative Agent, in its reasonable discretion, may shorten such notice periods.

(e)     Fees. The Third Amendment Incremental Term Lenders, the Third Amendment Revolving Commitment Increase Lender, the Lead Arranger (and its affiliates) and the Administrative Agent shall have received all fees required to be paid on or prior to the Third Amendment Funding Date.

(f)     Closing Certificate; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated as of the Third Amendment Funding Date, in form and substance reasonably acceptable to the Administrative Agent, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar Organizational Document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar Organizational Document of each Loan Party certified by a Responsible Officer as being in full force and effect on the Third Amendment Funding Date and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(g)     Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Fried, Frank, Harris, Shriver & Jacobson, LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(h)     Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the same form as delivered in connection with the Closing Date, which shall be dated as of the Third Amendment Funding Date and duly executed and delivered by a Responsible Officer of the Borrower and which demonstrates that the Borrower and its Restricted Subsidiaries, on a consolidated basis, are and, after giving effect to the transactions

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contemplated hereby to occur on the Third Amendment Funding Date, will be and will continue to be, Solvent.

(i)     Expenses. All reasonable and documented out-of-pocket expenses of the Lead Arranger (and its affiliates) and the Administrative Agent, for which reasonably detailed invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) to the Borrower at least three Business Days prior to the Third Amendment Funding Date, shall have been paid.

(j)     Compliance with Section 2.24. The incurrence of the Third Amendment Incremental Term Loans and the Third Amendment Revolving Commitment Increase on the Third Amendment Funding Date shall comply with the requirements of Section 2.24 of the Credit Agreement.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, to induce (i) each Third Amendment Incremental Term Lender to provide its Third Amendment Incremental Term Commitment and to fund the Third Amendment Incremental Term Loan hereunder on the Third Amendment Effective Date and to become a party hereto, (ii) the Third Amendment Revolving Commitment Increase Lender to provide its Third Amendment Revolving Commitment Increase and to become a party hereto and (iii) the Administrative Agent to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to each Third Amendment Incremental Term Lender and the Administrative Agent that:

(a)     Each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects) on and as of the date hereof and on and as of the Third Amendment Effective Date, in each case, as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects) as of such earlier date.

(b)     On and as of the date hereof and, after giving effect to the borrowing of the Third Amendment Incremental Term Loans and the consummation of the other transactions contemplated hereby to occur on or as of the Third Amendment Effective Date, no Default or Event of Default will exist or be continuing.

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ARTICLE VI.

REAFFIRMATION

Section 6.01     Reaffirmation. Each of the Borrower, Holdings and the Subsidiary Guarantors acknowledge receipt of a copy of this Amendment and hereby consents to this Amendment and each of the transactions contemplated hereby, confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations, as amended, increased and/or extended pursuant to this Amendment including, without limitation, the Third Amendment Incremental Term Loans funded on the Third Amendment Funding Date and any Loans as may be funded pursuant to the Third Amendment Revolving Commitment Increase.

Section 6.02     Further Assurances. Each of the Borrower, Holdings and the Subsidiary Guarantors hereby agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Amendment or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

ARTICLE VII.

MISCELLANEOUS

Section 7.01     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)     This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)     Each reference, whether direct or indirect, in each Loan Document to “Obligations” shall be deemed to include any indebtedness or obligations incurred (including the Third Amendment Incremental Term Loans funded on the Third Amendment Funding Date and Incremental Revolving Loans incurred pursuant to the Third Amendment Revolving Commitment Increase) pursuant to this Amendment.

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(c)     Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(d)     The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any other Secured Party under the Credit Agreement or any of the other Loan Documents.

Section 7.02     Direction to Administrative Agent. The Third Amendment Revolving Commitment Increase Lender and each Third Amendment Incremental Term Lender (i) hereby directs the Administrative Agent to execute this Amendment and (ii) acknowledges and agrees that the Administrative Agent has executed this Amendment in reliance of the direction set forth in preceding clause (i).

Section 7.03     Headings. Section and Subsection headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 7.04     Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.05     Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 7.06     Waivers of Jury Trial. EACH OF HOLDINGS, THE BORROWER, THE SUBSIDIARY GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 7.07     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The delivery of an executed signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile transmission or “.pdf” shall be as effective as the delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

EMERALD EXPOSITIONS HOLDING, INC.,

By:	/s/ David Gosling
Name:	David Gosling
Title:	Vice President, General Counsel
and Secretary

EMERALD EXPOSITIONS, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Vice President, General Counsel
and Secretary

[Third Amendment to Credit Agreement]

EXPO EVENT MIDCO, INC.

By:	/s/ Amir Motamedi
Name:	Amir Motamedi
Title:	Vice President and Secretary

[Third Amendment to Credit Agreement]

GLM HOLDINGS LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel
and Secretary

GEORGE LITTLE MANAGEMENT, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel
and Secretary

PIZZA GROUP, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel
and Secretary

[Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as an Incremental Term Lender, as Administrative
Agent and as Revolving Commitment Increase
Lender

By:	/s/ Sanjay Rijhwani
Name:	Sanjay Rijhwani
Title:	Director

[Third Amendment to Credit Agreement]

Schedule 1.1A

Commitments

Term Commitments (as of the Closing Date):

Lender	Amount	Percentage
Bank of America, N.A.	$430,000,000	100%
Total	$430,000,000	100%

First Amendment Incremental Term Commitments (as of the First Amendment Effective Date):

Lender	Amount	Percentage
Bank of America, N.A.	$200,000,000	100%
Total	$200,000,000	100%

Third Amendment Incremental Term Commitments (as of the Third Amendment Effective Date):

Lender	Amount	Percentage
Bank of America, N.A.	$200,000,000	100%
Total	$200,000,000	100%

Revolving Commitments (as of the Closing Date):

Lender	Amount	Percentage
Bank of America, N.A.	$23,400,000	26.0%
Goldman Sachs Bank USA	$23,400,000	26.0%
Credit Suisse AG, Cayman Islands Branch	$10,800,000	12.0%
Morgan Stanley Bank, N.A.	$10,800,000	12.0%
Royal Bank of Canada	$10,800,000	12.0%
UBS Loan Finance LLC	$10,800,000	12.0%
Total	$90,000,000	100%

Third Amendment Revolving Commitment Increase (as of the Third Amendment Effective Date):

Lender	Amount	Percentage
Bank of America, N.A.	$10,000,000	100%
Total	$10,000,000	100%

Revolving Commitments (as of the Third Amendment Funding Date):

Lender	Amount	Percentage
Bank of America, N.A.	$33,400,000	33.40%
Goldman Sachs Bank USA	$15,000,000	15.00%
Credit Suisse AG, Cayman Islands Branch	$10,800,000	10.80%
Morgan Stanley Bank, N.A.	$10,800,000	10.80%
Royal Bank of Canada	$10,800,000	10.80%
UBS Loan Finance LLC	$10,800,000	10.80%
Golden Tree Asset Management, LP	$8,400,000	8.40%
Total	$100,000,000	100%